CHAIFETZ & SCHREIBER, P.C.
Certified Public Accountants

21 Harbor Park Drive North
Port Washington, NY 11050
TELEPHONE:(516)484-8700
          (212) 420-8775
FACSIMILE:(516) 484-8770



To the Board of Directors
Adar Alternative Tow, Inc.
2503 W. Gardner Ct.
Tampa, FL 33611

Re: Consent to include audit report in Form S-4

Gentlemen:

We consent to the inclusion of our Independent Auditors' Report dated September 24, 2000, with respect to the financial statements of Swiftnet Limited for the years ended December 31, 2000, 1999 and 1998, in the upsoming filing of Form S-4, for Adar Alternative Two, Inc.

Yours truly,

/s/ CHAIFETZ & SCHREIBER, P.C.
    CHAIRETZ & SCHREIBER, P.C.

Port Whasingont, New York
October 19, 2000






                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mashpee, State of Connecticut, on October 24, 2000.

                           Adar Alternative Two, INC.

                             By: /s/ Sidney J. Golub

                      ------------------------------------
                             President and Treasurer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration  Statement  has  been  signed  by  the  following  persons  in  the capacities and on the dates indicated.
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SIGNATURE                                    TITLE                                     DATE
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                                             President and Treasurer
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